Exhibit 99.1

The ODP Corporation to be Acquired by Atlas Holdings in All-Cash Transaction

The ODP Corporation Shareholders to Receive $28 Per Share in Cash, Representing a 34% Premium to Closing Stock Price on September 19, 2025

Transaction to Generate Significant Value for The ODP Corporation Shareholders

BOCA RATON, Fla. and GREENWICH, Conn., Sept. 22, 2025 – The ODP Corporation (NASDAQ:ODP), a leading provider of products, services and technology solutions to businesses and consumers, today announced that it has entered into a definitive agreement to be acquired by an affiliate of Atlas Holdings, which owns and operates a global family of manufacturing and distribution businesses, for $28 per share in cash. The purchase price represents a premium of 34% to The ODP Corporation’s closing share price on September 19, 2025, valuing The ODP Corporation at approximately $1 billion. Upon completion of the transaction, The ODP Corporation will become a privately held company, and shares of common stock will no longer be listed on the NASDAQ stock exchange.

“This transaction, fully supported by our Board, provides a substantial premium for The ODP Corporation’s shareholders and will improve the company’s position for the next phase of growth,” said Gerry P. Smith, Chief Executive Officer of The ODP Corporation. “Atlas brings an understanding of our industry, along with the operational expertise, resources and track record of supporting its companies that will fast forward our B2B growth initiatives and strengthen our position as a trusted partner to our customers. Atlas’ commitment demonstrates their confidence in our future and the strong momentum we’ve achieved through our focus on operational excellence and disciplined execution. We’re excited about our path for the future.”

“Atlas has a long history of transitioning public companies into successful private enterprises and we are uniquely positioned to do just that with The ODP Corporation – an iconic American company,” said Atlas Managing Partner Michael Sher. “Atlas operates like a diversified holding company, and we have a proven record of delivering the human and financial capital necessary to create long-term value in our businesses. The ODP Corporation’s leadership has already taken several steps to mitigate the challenging retail environment, and we are the right partners to support The ODP Corporation’s continued evolution in its next chapter. We look forward to completing this transaction which will provide a positive outcome for The ODP Corporation’s associates, customers, suppliers and shareholders.”

The Board of Directors of The ODP Corporation unanimously approved the transaction, which is expected to be completed by the end of 2025. The transaction is subject to customary closing conditions, including regulatory approvals and approval by The ODP Corporation shareholders.

J.P. Morgan Securities LLC is serving as exclusive financial advisor and Simpson Thacher & Bartlett LLP is serving as legal advisor to The ODP Corporation. Lazard is serving as financial advisor and Willkie Farr & Gallagher LLP is serving as legal advisor to Atlas Holdings.

About The ODP Corporation

The ODP Corporation (NASDAQ:ODP) is a leading provider of products, services, and technology solutions through an integrated business-to-business (B2B) distribution platform and omnichannel presence, which includes world-class supply chain and distribution operations, dedicated sales professionals, online presence and a network of Office Depot and OfficeMax retail stores. Through its operating companies ODP Business Solutions, LLC; Office Depot, LLC; and Veyer, LLC, The ODP Corporation empowers every business, professional, and consumer to achieve more every day. For more information, visit theodpcorp.com.

About Atlas Holdings

Headquartered in Greenwich, Connecticut and founded in 2002, Atlas and its affiliates own and operate 29 companies which employ more than 60,000 associates across 375 facilities worldwide. Atlas operates in sectors such as automotive supply, building materials, capital equipment, construction services, food manufacturing and distribution, metals processing, packaging, paper, power generation, printing, pulp, supply chain management and wood products. Atlas’ companies together generate more than $20 billion in revenues annually.

Forward Looking Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the completion of the proposed transaction on the anticipated terms and timing; (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; and (xvii) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 28, 2024 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of The ODP Corporation by ACR Ocean Resources LLC. In connection with this proposed acquisition, The ODP Corporation plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that The ODP Corporation may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE ODP CORPORATION ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of The ODP Corporation. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by The ODP Corporation through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by The ODP Corporation will be available free of charge on The ODP Corporation’s internet website at theodpcorp.com or upon written request to: The ODP Corporation, Investor Relations, 6600 North Military Trail Boca Raton, FL 33496 or by email to investor.relations@theodpcorp.com.

Participants in Solicitation

The ODP Corporation, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of The ODP Corporation is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 20, 2025. To the extent that holdings of The ODP Corporation’s securities by its directors or executive officers have changed since the amounts set forth in The ODP Corporation’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

The ODP Corporation

Investor Relations

6600 North Military Trail Boca Raton, FL 33496

investor.relations@theodpcorp.com

theodpcorp.com

Contacts:

For The ODP Corporation:

Tim Perrott

Investor Relations

561-438-4629

Tim.Perrott@theodpcorp.com

H/Advisors Abernathy

Dan Scorpio / James Bourne

(646) 899-8118 / (213) 212-1134

dan.scorpio@h-advisors.global / james.bourne@h-advisors.global

For Atlas Holdings:

Longacre Square Partners

Kate Sylvester

atlasholdings@longacresquare.com